Exhibit 10.5

GUARANTY OF PAYMENT

FOR VALUE RECEIVED, the receipt and sufficiency whereof are hereby acknowledged, Nutritional High International, Inc., hereby guarantees full, complete and prompt payment and performance by Small's Mill Holdings, Inc., its assigns, or successors in interest of all of the provisions, conditions, covenants and agreements contained in the foregoing Promissory Note, and hereby waive all notice of default by the principal, notice of the acceptance of this guaranty, and consent to any extension of time that may be given by the holder of said note to said maker, its assigns or successors in interest, of the time of payment or performance.

Dated: November        18th          , 2015

Nutritional High International, Inc.

BY:                          /"Signed"/ David Posner
Corporate President

Attest:

           /"Signed"/ Adam K. Szweras
Corporate Secretary

Province of Ontario                                                   )
) ss.
City of Toronto                                                                  )

The undersigned Notary Public does hereby hereby certify that _________ David Posner _________, and _____Adam K. Szweras_________________, personally known to me to be the persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that they signed, sealed and delivered said instrument as their free and voluntary act for the uses and purposes therein set forth.

Given under my hand and Notarial Seal, this     18th    day of November, 2015.

____________ Karen A. Murray
Notary Public